UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07729

Hansberger International Series

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

HANSBERGER

INTERNATIONAL

SERIES

ANNUAL REPORT

December 31, 2012

International Value Fund

International Growth Fund

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL VALUE FUND

Market Conditions

International stock markets registered positive returns for the 12 months ended December 31, 2012, despite ongoing macroeconomic concerns. It was another volatile period for international equities with investor sentiment changing frequently. Investors were initially encouraged by the improving outlook for the U.S. economy, with the manufacturing sector, in particular, growing at a healthy pace and fueling an improvement on the jobs front. However, stocks fell for much of the second quarter as a result of slowing global economic growth, weaker U.S. employment data and Europe’s failure to resolve its long running sovereign debt crisis.

Markets advanced again in the second half of the year as central banks around the world continued their efforts to stimulate economic growth, and prospects improved for a resolution of the European debt crisis. During the period, all ten sectors and all five regions represented in the fund’s benchmark recorded gains. Returns for U.S. investors in international equities were mostly helped by the weakness of the U.S. dollar, which decreased against many of the world’s major currencies. The largest gainers were the British pound and the Canadian dollar, which increased 4.60% and 2.30%, respectively, while the Japanese yen depreciated 11.00% for the period, as the Japanese government looked to further ease monetary conditions.

Performance Results

For the 12 months ended December 31, 2012, Institutional Class shares of International Value Fund returned 20.21%. The fund outperformed its benchmark, the MSCI ACWI ex USA, which returned 17.39% for the period. The Fund’s Advisor Class shares also outperformed the benchmark, returning 20.04%.

Explanation of Fund Performance

Stock selection in emerging markets was the main contributor to the fund’s outperformance relative to its benchmark, where fund holdings gained 21.80% for the period compared to the benchmark’s increase of 18.60%. China State Construction and Korea’s Samsung Electronics were among the strongest performers. Fund holdings in Pacific ex Japan rose 35.50% for the period, compared to the benchmark increase of 24.70%, with Australia’s Westpac Banking Group and the Singapore financial, DBS Group, being the largest positive contributors. Stock selection in North America (Canada), which rose 11.20% compared to a 9.90% increase in the index, also had a positive impact on relative performance. Suncor Energy and Bank of Nova Scotia were among the largest contributors. The fund’s European holdings slightly underperformed, gaining 19.30% for the period compared to the 19.60% rise in the index. Barclays was the largest contributor to returns for the period, while Eurasian Natural Resources, which was sold during the period, was the worst detractor. Fund holdings in Japan gained 7.50%, while the index rose 8.40%, with Nintendo, which was sold during the year, and Canon among the weakest performers.

Sector-wise, financials was the best performing sector, with fund holdings rising 34.80%, bolstered by significant contributions from China Overseas Land and Barclays. The fund’s healthcare holdings outperformed, gaining 21.80%, with German pharmaceutical company Bayer a leading contributor. Energy holdings also outperformed, with Italy’s ENI and Russia’s Lukoil among the strongest performers. The fund’s materials holdings underperformed, gaining only 2.60% in the period, with Eurasian Natural Resources and Evraz among the weakest performers. Both holdings were sold in the period under review.

Outlook

As we enter 2013, we continue to be cautiously optimistic on equities, largely due to attractive valuations. Concerns over global growth and sovereign debt remain and have been met with volatility, and we anticipate that volatility will continue.

As long-term fundamental value investors, we are looking to take advantage of the vast company-specific opportunities that are available as a result of market volatility and weakness. In this environment, we continue to seek high-quality businesses that have strong balance sheets and are well managed. We believe these companies will be well positioned to provide positive returns for investors over the long term.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Value Team

Ronald Holt, CFA

Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

International Value Fund

Growth of $1,000,000 Investment in Institutional Class

December 31, 2002 through December 31, 20122

Average Annual Total Returns — December 31, 20122

	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	20.21%	2.72%	-3.23%	8.93%	—
Advisor Class (Inception 9/13/2005)	20.04%	2.56%	-3.39%	—	3.55%

COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception
MSCI ACWI ex USA[1]	17.39%	4.33%	-2.44%	10.22%	4.78%

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

[1]	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL GROWTH FUND

Market Conditions

International stock markets registered positive returns for the 12 months ended December 31, 2012, despite ongoing macroeconomic concerns. It was another volatile period for international equities, with investor sentiment changing frequently. Investors were initially encouraged by the improving outlook for the U.S. economy, with the manufacturing sector, in particular, growing at a healthy pace and fueling an improvement on the jobs front. However, stocks fell for much of the second quarter, as a result of slowing global economic growth, weaker U.S. employment data and Europe’s failure to resolve its long running sovereign debt crisis.

Markets, however, advanced again in the second half of the year, as central banks around the world continued their efforts to stimulate economic growth, while the prospects improved for a resolution of European debt crisis. During the period, all ten sectors and all five regions represented in the fund’s benchmark recorded gains. Returns for U.S. investors in international equities were mostly helped by the weakness of the U.S. dollar which decreased against many of the world’s major currencies. The largest gainers were the British pound and the Canadian dollar, which increased 4.60% and 2.30%, respectively, while the Japanese yen depreciated 11.00% for the period, as the Japanese government looked to further ease monetary conditions.

Performance Results

For the 12 months ended December 31, 2012, Institutional Class shares of International Growth Fund returned 19.37%. The fund outperformed its benchmark, the MSCI ACWI ex USA, which returned 17.39% for the period. The Fund’s Advisor Class shares also outperformed the benchmark, returning 19.01%.

Explanation of Fund Performance

Stock selection in Europe, where the fund’s holdings gained 25.50% for the period compared to the benchmark’s increase of 19.60%, aided relative performance. Spanish blood-plasma products maker Grifols and Italian fashion house Prada were among the strongest performers, along with Britain’s Prudential. Fund holdings in emerging markets also outperformed, rising 23.40% compared with the 18.60% increase in the index, with China Resources Land and Korea’s Samsung Electronics the largest positive contributors. The fund’s holdings in North America (Canada) rose 19.80%, while the index gained 9.90%, with Manulife Financial being the main contributor.

The fund’s Pacific ex Japan holdings underperformed, gaining 2.00% in the period compared to a 24.70% rise in the index, with Australia’s Newcrest Mining and Hong Kong’s Li & Fung (sold during the period) among the weakest performers. Meanwhile, fund holdings in Japan declined 0.50% while the index gained 8.40%, with Rakuten and DeNA (sold during period) being among the main detractors.

Sector-wise, fund holdings in healthcare outperformed, increasing 36.30%, mainly as a result of Spain’s Grifols and Germany’s Bayer having a very productive year. Financials was the best performing sector with fund holdings rising 37.00% with China Resources Land, Prudential and Agile Property among the best performers. The fund’s consumer discretionary holdings gained 22.60%, with Prada and Toyota Motor being the leading performers, but slightly lagged the sector’s return within the index.

The fund’s consumer staples holdings underperformed, gaining only 12.90%, with the UK’s Tesco (sold during year) the main detractor. Materials also underperformed, with a gain of only 9.40%, with Newcrest Mining the fund’s worst performer for the year. Telecommunication services holdings declined 1.00%, with China Unicom the leading detractor.

Outlook

As we enter 2013, we continue to be cautiously optimistic on international equities. In this environment, focusing on high-quality names with good secular growth potential should stand us in good stead. As always, we remain focused on company-specific opportunities, and overall portfolio positioning reflects those individual decisions in the context of our macro, sector and regional risk controls.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Growth Team

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

International Growth Fund

Growth of $1,000,000 Investment in Institutional Class

June 23, 2003 (inception) through December 31, 20122

Average Annual Total Returns — December 31, 20122

	1 Year	3 Years	5 Years	Since Inception
Institutional Class (Inception 6/23/2003)	19.37%	2.23%	-4.10%	7.51%
Advisor Class (Inception 9/13/2005)	19.01%	1.98%	-4.30%	2.99%

				Since Inception
COMPARATIVE PERFORMANCE	1 Year	3 Years	5 Years	Institutional Class	Advisor Class
MSCI ACWI ex USA[1]	17.39%	4.33%	-2.44%	9.36%	4.78%

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

[1]	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

If you wish to communicate with the Funds’ Board of Trustees, you may do so by writing to: Secretary of the Funds, NGAM Advisors, L.P., 399 Boylston Street, Boston, MA 02116.

The correspondence must a) be in writing; b) be signed by the shareholder; c) include the shareholder’s name and address; and d) identify the Fund, account number, share class, and number of shares held in that Fund, as of a recent date.

Or by e-mail at:

secretaryofthefunds@ngam.natixis.com

(Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.)

Please note: Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, Social Security number, PIN, or any other non-public, personal information in an e-mail communication because this information may be viewed by others.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Hansberger Funds at 800-414-6927; at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available by calling 800-414-6927 and from the SEC website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder you incur ongoing costs, including management fees and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2012 through December 31, 2012. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different Funds.

INTERNATIONAL VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,164.60	$5.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58
ADVISOR CLASS
Actual	$1,000.00	$1,164.40	$6.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10% and 1.25% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 7/1/2012	ENDING ACCOUNT VALUE 12/31/2012	EXPENSES PAID DURING PERIOD* 7/1/2012 – 12/31/2012
INSTITUTIONAL CLASS
Actual	$1,000.00	$1,128.30	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.52
ADVISOR CLASS
Actual	$1,000.00	$1,125.60	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.89

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement for Advisor Class): 0.89% and 1.16% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2012

Shares	Description	Value (†)

Common Stocks — 101.4% of Net Assets
	Australia — 3.1%
6,289	Commonwealth Bank of Australia	$409,580
18,588	Westpac Banking Corp.	509,307

		918,887

	Brazil — 1.2%
20,394	Banco Bradesco S.A., Sponsored Preference ADR	354,244

	Canada — 8.0%
8,263	Bank of Nova Scotia	477,322
14,634	Cameco Corp.	288,582
4,502	Canadian National Railway Co.	409,727
7,737	Potash Corp. of Saskatchewan, Inc.	314,819
12,957	Suncor Energy, Inc.	427,322
12,008	Teck Resources Ltd., Class B	436,491

		2,354,263

	China — 12.6%
508,710	China Construction Bank Corp., Class H	415,724
128,000	China Overseas Land & Investment Ltd.	389,175
87,500	China Shenhua Energy Co. Ltd., Class H	392,518
696,320	China State Construction International Holdings Ltd.	849,972
379,000	China ZhengTong Auto Services Holdings Ltd.(b)	266,824
171,000	CNOOC Ltd.	376,715
49,500	Ping An Insurance (Group) Co. of China Ltd., Class H	422,220
123,920	Weichai Power Co. Ltd., Class H	560,898

		3,674,046

	Finland — 1.0%
14,988	Fortum OYJ	280,589

	France — 4.6%
8,223	BNP Paribas S.A.	468,136
2,363	Iliad S.A.	405,632
4,910	Sanofi	465,614

		1,339,382

	Germany — 3.7%
4,746	Bayer AG, (Registered)	452,587
2,240	Henkel AG & Co. KGaA	153,733
5,888	SAP AG	473,470

		1,079,790

	Hong Kong — 2.4%
215,600	Chow Tai Fook Jewellery Group Ltd.	351,123
32,000	Wing Hang Bank Ltd.	337,483

		688,606

	India — 2.3%
10,016	ICICI Bank Ltd., Sponsored ADR	436,798
5,414	Infosys Ltd., Sponsored ADR	229,012

		665,810

	Indonesia — 1.1%
56,500	Gudang Garam Tbk PT	331,054

	Israel — 0.8%
6,457	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	241,104

Shares	Description	Value (†)

	Italy — 2.6%
18,607	ENI SpA	$455,825
26,751	Fiat Industrial SpA	293,073

		748,898

	Japan — 12.5%
33,000	Asahi Glass Co. Ltd.	240,953
8,200	Astellas Pharma, Inc.	368,685
10,200	Canon, Inc.	395,349
3,200	FANUC Corp.	595,358
8,700	Shin-Etsu Chemical Co. Ltd.	530,961
21,700	Sumitomo Corp.	278,407
145,000	Sumitomo Mitsui Trust Holdings, Inc.	510,880
15,800	THK Co. Ltd.	284,174
10,000	Toyota Motor Corp.	466,961

		3,671,728

	Korea — 5.1%
1,438	Hyundai Motor Co.	296,435
8,247	KB Financial Group, Inc.	294,574
624	Samsung Electronics Co. Ltd.	896,563

		1,487,572

	Mexico — 1.1%
12,367	Grupo Televisa SAB, Sponsored ADR	328,715

	Norway — 1.3%
15,618	Subsea 7 S.A.	375,336

	Russia — 3.5%
4,678	LUKOIL, Sponsored ADR	315,765
16,661	MMC Norilsk Nickel, ADR	307,062
128,207	Sberbank	399,673

		1,022,500

	Singapore — 1.4%
34,600	DBS Group Holdings Ltd.	424,767

	South Africa — 1.0%
14,278	MTN Group Ltd.	300,533

	Sweden — 1.6%
28,888	Sandvik AB	464,281

	Switzerland — 8.7%
26,937	ABB Ltd., (Registered)(b)	558,607
7,459	Cie Financiere Richemont S.A., Class A	585,498
9,994	Nestle S.A., (Registered)	652,043
5,155	Novartis AG, (Registered)	325,658
2,056	Roche Holding AG	415,684

		2,537,490

	Taiwan — 1.8%
160,893	Taiwan Semiconductor Manufacturing Co. Ltd.	538,156

	United Kingdom — 20.0%
135,342	Barclays PLC	587,923
15,378	BHP Billiton PLC	542,436
65,963	BP PLC	458,635
10,124	British American Tobacco PLC	514,653
11,408	GlaxoSmithKline PLC	248,378
30,480	HSBC Holdings PLC	323,066
23,552	National Grid PLC	270,128
36,226	Prudential PLC	516,849
2,970	Rio Tinto PLC	173,227
21,609	Standard Chartered PLC	559,235

See accompanying notes to financial statements.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2012

Shares	Description	Value (†)

	United Kingdom — continued
88,880	Tesco PLC	$489,602
18,751	Unilever PLC	728,868
168,369	Vodafone Group PLC	423,829

		5,836,829

	Total Common Stocks (Identified Cost $24,847,866)	29,664,580

Preferred Stocks — 3.4%
	Germany — 3.4%
4,562	Henkel AG & Co. KGaA	375,321
2,656	Volkswagen AG	609,416

	Total Preferred Stocks (Identified Cost $627,062)	984,737

	Total Investments — 104.8% (Identified Cost $25,474,928)(a)	30,649,317
	Other assets less liabilities — (4.8)%	(1,396,525)

	Net Assets — 100.0%	$29,252,792

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $26,529,427 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$4,642,382
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(522,492)

	Net unrealized appreciation	$4,119,890

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2012 (Unaudited)

Commercial Banks	22.1%
Oil, Gas & Consumable Fuels	9.4
Pharmaceuticals	8.6
Machinery	7.5
Metals & Mining	5.0
Semiconductors & Semiconductor Equipment	4.9
Food Products	4.8
Automobiles	4.7
Insurance	3.3
Construction & Engineering	2.9
Chemicals	2.9
Tobacco	2.9
Wireless Telecommunication Services	2.4
Specialty Retail	2.1
Textiles, Apparel & Luxury Goods	2.0
Other Investments, less than 2% each	19.3

Total Investments	104.8
Other assets less liabilities	(4.8)

Net Assets	100.0%

Currency Exposure Summary at December 31, 2012 (Unaudited)

British Pound	18.9%
Hong Kong Dollar	16.1
United States Dollar	15.3
Euro	15.3
Japanese Yen	12.5
Swiss Franc	8.7
South Korean Won	5.1
Australian Dollar	3.1
Other, less than 2% each	9.8

Total Investments	104.8
Other assets less liabilities	(4.8)

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2012

Shares	Description	Value (†)

Common Stocks — 98.8% of Net Assets
	Australia — 5.2%
208,591	BHP Billiton Ltd.	$8,143,481
236,307	Newcrest Mining Ltd.	5,527,853
199,265	Woodside Petroleum Ltd.	7,100,812
248,447	WorleyParsons Ltd.	6,119,982

		26,892,128

	Belgium — 1.3%
77,355	Anheuser-Busch InBev NV	6,736,426

	Brazil — 1.5%
484,674	Itau Unibanco Holding S.A., Preference ADR	7,977,734

	Canada — 6.7%
128,423	Bank of Nova Scotia	7,418,504
525,861	Cameco Corp.	10,369,979
669,146	Manulife Financial Corp.	9,088,331
253,031	Suncor Energy, Inc.	8,344,962

		35,221,776

	China — 13.5%
4,692,000	Agile Property Holdings Ltd.	6,736,167
3,175,000	Belle International Holdings Ltd.	7,021,748
11,015,000	China Longyuan Power Group Corp., Class H	7,751,046
2,996,000	China Resources Land Ltd.	8,320,673
5,334,000	China Unicom Hong Kong Ltd.	8,658,726
714,000	Hengan International Group Co. Ltd.	6,506,829
10,851,000	Industrial & Commercial Bank of China Ltd., Class H	7,831,995
1,213,000	Ping An Insurance (Group) Co. of China Ltd., Class H	10,346,532
220,500	Tencent Holdings Ltd.	7,214,248

		70,387,964

	Denmark — 1.1%
34,965	Novo Nordisk A/S, Class B	5,693,583

	France — 3.4%
569,651	AXA S.A.	10,228,527
64,606	Pernod-Ricard S.A.	7,495,648

		17,724,175

	Germany — 5.8%
119,087	Adidas AG	10,628,419
466,668	Aixtron SE AG	5,565,108
87,204	Bayer AG, (Registered)	8,315,933
50,808	Fresenius SE & Co. KGaA	5,846,390

		30,355,850

	Hong Kong — 1.2%
1,606,600	AIA Group Ltd., 144A	6,372,314

	India — 1.4%
180,778	HDFC Bank Ltd., ADR	7,361,280

	Israel — 1.1%
172,297	NICE Systems Ltd., Sponsored ADR(b)	5,768,504

	Italy — 2.9%
256,594	ENI SpA	6,285,916
927,500	Prada SpA	9,018,403

		15,304,319

Shares	Description	Value (†)

	Japan — 10.2%
166,500	Canon, Inc.	$6,453,495
2,996	CyberAgent, Inc.	6,156,082
319,500	Komatsu Ltd.	8,198,492
707,200	Rakuten, Inc.(b)	5,515,066
40,800	SMC Corp.	7,411,501
216,200	Softbank Corp.	7,921,830
252,700	Toyota Motor Corp.	11,800,110

		53,456,576

	Korea — 5.2%
30,477	Hyundai Glovis Co. Ltd.	6,343,476
42,359	Hyundai Motor Co.	8,732,055
17,464	Samsung Electronics Co. Ltd., GDR, 144A	12,312,120

		27,387,651

	Norway — 1.9%
474,989	Telenor ASA	9,671,643

	Singapore — 2.6%
699,000	Oversea-Chinese Banking Corp. Ltd.	5,632,529
1,822,000	SembCorp Industries Ltd.	7,944,505

		13,577,034

	Spain — 1.3%
196,026	Grifols S.A.(b)	6,854,660

	Sweden — 2.2%
361,189	Elekta AB, Class B	5,631,819
64,897	Millicom International Cellular S.A.	5,633,120

		11,264,939

	Switzerland — 8.7%
442,725	ABB Ltd., (Registered)(b)	9,181,020
111,595	Cie Financiere Richemont S.A., Class A	8,759,706
305,043	Credit Suisse Group AG, (Registered)(b)	7,444,992
77,821	Holcim Ltd., (Registered)(b)	5,731,907
95,189	Nestle S.A., (Registered)	6,210,458
39,487	Roche Holding AG	7,983,526

		45,311,609

	Taiwan — 2.9%
824,850	Hiwin Technologies Corp.	6,096,607
2,903,550	Hon Hai Precision Industry Co. Ltd.	8,987,409

		15,084,016

	United Kingdom — 18.7%
984,559	Aberdeen Asset Management PLC, 144A	5,924,498
201,166	Anglo American PLC	6,341,380
532,947	ARM Holdings PLC	6,730,449
577,338	BG Group PLC	9,629,879
301,995	Diageo PLC	8,796,088
167,072	HSBC Holdings PLC, Sponsored ADR	8,866,511
784,142	Prudential PLC	11,187,624
102,832	Reckitt Benckiser Group PLC	6,527,733
696,271	Rolls-Royce Holdings PLC(b)	9,986,883
253,053	Standard Chartered PLC	6,548,946
543,066	Vedanta Resources PLC	10,485,225
390,889	Xstrata PLC	6,823,276

		97,848,492

	Total Common Stocks (Identified Cost $473,356,672)	516,252,673

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2012

Shares	Description	Value (†)

Exchange Traded Funds — 0.7%
	United States — 0.7%
52,602	iShares MSCI EAFE Index Fund	$2,988,846
20,855	iShares MSCI Emerging Markets Index Fund	924,919

	Total Exchange Traded Funds (Identified Cost $3,877,127)	3,913,765

	Total Investments — 99.5% (Identified Cost $477,233,799)(a)	520,166,438
	Other assets less liabilities — 0.5%	2,429,103

	Net Assets — 100.0%	$522,595,541

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information:
	At December 31, 2012, the net unrealized appreciation on investments based on a cost of $490,104,238 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$55,917,348
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(25,855,148)

	Net unrealized appreciation	$30,062,200

(b)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of Rule 144A holdings amounted to $24,608,932 or 4.7% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2012 (Unaudited)

Commercial Banks	9.9%
Insurance	9.0
Oil, Gas & Consumable Fuels	8.0
Metals & Mining	7.1
Textiles, Apparel & Luxury Goods	5.4
Semiconductors & Semiconductor Equipment	4.7
Beverages	4.4
Pharmaceuticals	4.2
Machinery	4.2
Automobiles	4.0
Diversified Telecommunication Services	3.6
Real Estate Management & Development	2.9
Wireless Telecommunication Services	2.6
Capital Markets	2.5
Other Investments, less than 2% each	27.0

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

Currency Exposure Summary at December 31, 2012 (Unaudited)

British Pound	17.0%
Hong Kong Dollar	16.4
Euro	13.0
United States Dollar	12.3
Japanese Yen	10.2
Swiss Franc	8.7
Australian Dollar	5.2
Canadian Dollar	3.1
New Taiwan Dollar	2.9
South Korean Won	2.9
Singapore Dollar	2.6
Swedish Krona	2.2
Other, less than 2% each	3.0

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

	International Value Fund	International Growth Fund
ASSETS
Investments at cost	$25,474,928	$477,233,799
Net unrealized appreciation	5,174,389	42,932,639

Investments at value	30,649,317	520,166,438
Foreign currency at value (identified cost $1,808 and $691,391)	1,812	692,057
Receivable for Fund shares sold	5,433	—
Receivable from investment adviser (Note 5)	5,019	—
Receivable for securities sold	—	7,870,323
Dividends receivable	64,053	709,245
Tax reclaims receivable	13,884	143,854

TOTAL ASSETS	30,739,518	529,581,917

LIABILITIES
Payable for securities purchased	121,716	6,010,899
Payable for Fund shares redeemed	408,388	34,866
Payable to custodian bank (Note 8)	789,468	367,077
Management fees payable (Note 5)	—	333,982
Deferred Trustees’ fees (Note 5)	89,706	122,475
Administrative fees payable (Note 5)	1,144	19,900
Payable to distributor (Note 5d)	122	101
Other accounts payable and accrued expenses	76,182	97,076

TOTAL LIABILITIES	1,486,726	6,986,376

NET ASSETS	$29,252,792	$522,595,541

NET ASSETS CONSIST OF:
Paid-in capital	$53,492,992	$715,505,183
Distributions in excess of net investment income	(91,753)	(162,441)
Accumulated net realized loss on investments and foreign currency transactions	(29,322,893)	(235,684,383)
Net unrealized appreciation on investments and foreign currency translations	5,174,446	42,937,182

NET ASSETS	$29,252,792	$522,595,541

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$17,496,452	$518,185,591

Shares of beneficial interest	2,076,869	33,609,525

Net asset value, offering and redemption price per share	$8.42	$15.42

Advisor Class:
Net assets	$11,756,340	$4,409,950

Shares of beneficial interest	1,397,611	285,900

Net asset value, offering and redemption price per share	$8.41	$15.42

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2012

	International Value Fund	International Growth Fund
INVESTMENT INCOME
Dividends	$963,459	$14,069,945
Interest	11	111
Less net foreign taxes withheld	(82,628)	(1,145,435)

	880,842	12,924,621

Expenses
Management fees (Note 5)	224,876	4,165,315
Administrative fees (Note 5)	13,512	250,433
Trustees’ fees and expenses (Note 5)	24,677	36,052
Transfer agent fees and expenses (Notes 5 and 6)	38,518	52,431
Audit and tax services fees	49,689	49,877
Custodian fees and expenses	113,580	266,394
Interest expense (Note 8)	4,509	15,743
Legal fees	444	8,219
Registration fees	39,304	42,498
Shareholder reporting expenses	3,044	24,025
Miscellaneous expenses	11,394	33,641

Total expenses	523,547	4,944,628
Less waiver and/or expense reimbursement (Note 5)	(168,130)	(14,686)

Net expenses	355,417	4,929,942

Net investment income	525,425	7,994,679

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(179,771)	19,709,687
Foreign currency transactions	(23,035)	(320,540)
Net change in unrealized appreciation (depreciation) on:
Investments	5,486,261	69,054,053
Foreign currency translations	2,632	20,666

Net realized and unrealized gain on investments and foreign currency transactions	5,286,087	88,463,866

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,811,512	$96,458,545

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	International Value Fund		International Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$525,425	$1,346,834	$7,994,679	$8,536,342
Net realized gain (loss) on investments and foreign currency transactions	(202,806)	1,251,700	19,389,147	16,261,094
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,488,893	(18,595,111)	69,074,719	(140,383,982)

Net increase (decrease) in net assets resulting from operations	5,811,512	(15,996,577)	96,458,545	(115,586,546)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(305,653)	(555,746)	(7,547,486)	(8,434,047)
Advisor Class	(209,382)	(824,100)	(51,298)	(75,277)

Total distributions	(515,035)	(1,379,846)	(7,598,784)	(8,509,324)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(10,058,545)	(33,771,797)	(120,280,651)	60,142,586

Net decrease in net assets	(4,762,068)	(51,148,220)	(31,420,890)	(63,953,284)
NET ASSETS
Beginning of the year	34,014,860	85,163,080	554,016,431	617,969,715

End of the year	$29,252,792	$34,014,860	$522,595,541	$554,016,431

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(91,753)	$(55,382)	$(162,441)	$(211,655)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Value Fund - Institutional Class
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of the period	$7.13		$9.06		$8.34		$6.18	$12.77

Income (loss) from Investment Operations:
Net investment income(a)	0.14		0.16		0.12		0.15	0.24
Net realized and unrealized gain (loss)	1.30		(1.81)		0.73		2.22	(5.45)

Total from Investment Operations	1.44		(1.65)		0.85		2.37	(5.21)

Less Distributions From:
Net investment income	(0.15)		(0.28)		(0.13)		(0.21)	(0.06)
Net realized capital gain	—		—		—		—	(1.32)

Total Distributions	(0.15)		(0.28)		(0.13)		(0.21)	(1.38)

Net asset value, end of the period	$8.42		$7.13		$9.06		$8.34	$6.18

Total return(b)	20.21%		(18.22)%		10.25%		38.28%	(43.37)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$17,496		$14,742		$17,962		$17,917	$106,435
Net expenses(c)(d)	1.11	%(e)	1.11	%(e)	1.07	%(f)	0.97%	0.94%
Gross expenses(d)	1.64%		1.14%		1.14%		0.97%	0.94%
Net investment income(d)	1.84%		1.84%		1.48%		2.30%	2.33%
Portfolio turnover rate	36%		38%		41%		45%	69%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes interest expense from bank overdraft charges of 0.01%. Without this expense the ratio of net expenses would have been 1.10%.
(f)	Effective May 1, 2010, the expense limit increased from 0.99% to 1.10%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Value Fund - Advisor Class
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of the period	$7.12		$9.03		$8.31		$6.17	$12.75

Income (loss) from Investment Operations:
Net investment income(a)	0.13		0.14		0.10		0.12	0.15
Net realized and unrealized gain (loss)	1.30		(1.80)		0.74		2.22	(5.36)

Total from Investment Operations	1.43		(1.66)		0.84		2.34	(5.21)

Less Distributions From:
Net investment income	(0.14)		(0.25)		(0.12)		(0.20)	(0.05)
Net realized capital gain	—		—		—		—	(1.32)

Total Distributions	(0.14)		(0.25)		(0.12)		(0.20)	(1.37)

Net asset value, end of the period	$8.41		$7.12		$9.03		$8.31	$6.17

Total return(b)	20.04%		(18.40)%		10.12%		38.09%	(43.50)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$11,756		$19,273		$67,201		$78,470	$58,834
Net expenses(c)(d)	1.27	%(e)	1.25	%(f)(g)	1.22	%(h)	1.15%	1.15%
Gross expenses(d)	1.87%		1.26%		1.29%		1.17%	1.23%
Net investment income(d)	1.65%		1.66%		1.25%		1.72%	1.85%
Portfolio turnover rate	36%		38%		41%		45%	69%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes interest expense from bank overdraft charges of 0.02%. Without this expense the ratio of net expenses would have been 1.25%.
(f)	Includes interest expense from bank overdraft charges of less than 0.01%.
(g)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	Effective May 1, 2010, the expense limit increased from 1.15% to 1.25%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Institutional Class
	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of the period	$13.11		$16.16	$15.02	$9.97	$20.66

Income (loss) from Investment Operations:
Net investment income(a)	0.21		0.21	0.15	0.14	0.25
Net realized and unrealized gain (loss)	2.33		(3.06)	1.14	5.06	(10.52)

Total from Investment Operations	2.54		(2.85)	1.29	5.20	(10.27)

Less Distributions From:
Net investment income	(0.23)		(0.20)	(0.15)	(0.15)	(0.22)
Net realized capital gain	—		—	—	—	(0.20)

Total Distributions	(0.23)		(0.20)	(0.15)	(0.15)	(0.42)

Net asset value, end of the period	$15.42		$13.11	$16.16	$15.02	$9.97

Total return(b)	19.37%		(17.61)%	8.63%	52.20%	(50.10)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$518,186		$548,110	$608,571	$633,958	$541,198
Net expenses(c)(d)	0.89	%(e)	0.86%	0.87%	0.88%	0.84	%(f)
Gross expenses(d)	0.89%		0.86%	0.87%	0.88%	0.86%
Net investment income(d)	1.44%		1.39%	1.05%	1.13%	1.58%
Portfolio turnover rate	47%		62%	52%	50%	69%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes interest expense from bank overdraft charges of 0.01%. Without this expense the ratio of net expenses would have been 0.88%.
(f)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Advisor Class
	Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value, beginning of the period	$13.11		$16.16	$15.01	$9.96	$20.62

Income (loss) from Investment Operations:
Net investment income(a)	0.17		0.19	0.12	0.07	0.19
Net realized and unrealized gain (loss)	2.32		(3.07)	1.15	5.12	(10.47)

Total from Investment Operations	2.49		(2.88)	1.27	5.19	(10.28)

Less Distributions From:
Net investment income	(0.18)		(0.17)	(0.12)	(0.14)	(0.18)
Net realized capital gain	—		—	—	—	(0.20)

Total Distributions	(0.18)		(0.17)	(0.12)	(0.14)	(0.38)

Net asset value, end of the period	$15.42		$13.11	$16.16	$15.01	$9.96

Total return(b)	19.01%		(17.82)%	8.44%	52.15%	(50.25)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$4,410		$5,907	$9,398	$9,982	$1,181
Net expenses(c)(d)	1.15	%(e)	1.05%	1.10%	1.04%	1.15	%(f)(g)
Gross expenses(d)	1.45%		1.05%	1.10%	1.04%	1.17	%(f)
Net investment income(d)	1.15%		1.22%	0.83%	0.51%	1.22%
Portfolio turnover rate	47%		62%	52%	50%	69%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes interest expense from bank overdraft charges of less than 0.01%.
(f)	Includes fee/expense recovery of 0.21%.
(g)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

1.  Organization.  Hansberger International Series (the “Trust”), is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The following funds (each individually referred to as a “Fund” and collectively as the “Funds”) are included in this report.

International Value Fund

International Growth Fund

Each Fund is a diversified investment company.

Each Fund offers Institutional Class and Advisor Class shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including transfer agent fees). Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities may be fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. At

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

December 31, 2012, the following percentages of the Funds’ total market value of investments were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities:

Fund	Percentage
International Value Fund	84%
International Growth Fund	83%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Funds during the year ended December 31, 2012.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

e.  Federal and Foreign Income Taxes.  The Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as deferred Trustees’ fees, distributions in excess of current earnings and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, foreign currency exchange contracts mark to market and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2012, and 2011 were as follows:

	2012 Distributions Paid From:			2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
International Value Fund	$515,035	$—	$515,035	$1,379,846	$—	$1,379,846
International Growth Fund	7,598,784	—	7,598,784	8,509,324	—	8,509,324

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	International Value Fund	International Growth Fund
Undistributed ordinary income	$—	$—
Undistributed long-term capital gains	—	—

Total undistributed earnings	—	—
Capital loss carryforward:
Short-term:
Expires December 31, 2016	—	(12,556,195)
Expires December 31, 2017	(25,397,706)*	(210,257,749)
No expiration date	(2,154,509)	—
Long-term:
No expiration date	(716,179)	—

Total capital loss carryforwards	(28,268,394)	(222,813,944)
Late-year ordinary and post-October capital loss deferrals**	(2,459)	(38,943)
Unrealized appreciation	4,120,359	30,065,723

Total accumulated losses	$(24,150,494)	$(192,787,164)

Capital loss carryforward utilized in the current year	$—	$1,166,236

*	The capital loss carryforwards for International Value Fund are subject to limitations pursuant to Section 382 of the Internal Revenue Code.
**	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies after October 31 may be deferred and treated as occurring on the first day of the following taxable year.

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2012, neither Fund had loaned securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets or liabilities;

—

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

—

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2012, at value:

International Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$918,887	$—	$918,887
China	—	3,674,046	—	3,674,046
Finland	—	280,589	—	280,589
France	405,632	933,750	—	1,339,382
Germany	—	1,079,790	—	1,079,790
Hong Kong	—	688,606	—	688,606
Indonesia	—	331,054	—	331,054
Italy	—	748,898	—	748,898
Japan	—	3,671,728	—	3,671,728
Korea	—	1,487,572	—	1,487,572
Norway	—	375,336	—	375,336
Russia	622,827	399,673	—	1,022,500
Singapore	—	424,767	—	424,767
South Africa	—	300,533	—	300,533
Sweden	—	464,281	—	464,281
Switzerland	—	2,537,490	—	2,537,490
Taiwan	—	538,156	—	538,156
United Kingdom	—	5,836,829	—	5,836,829
All Other Common Stocks(a)	3,944,136	—	—	3,944,136

Total Common Stocks	4,972,595	24,691,985	—	29,664,580

Preferred Stocks(a)	—	984,737	—	984,737

Total	$4,972,595	$25,676,722	$—	$30,649,317

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $430,590 was transferred from Level 1 to Level 2 during the period ended December 31, 2012. At December 31, 2011, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies; At December 31, 2012, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

All transfers are recognized as of the beginning of the reporting period.

International Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$26,892,128	$—	$26,892,128
Belgium	—	6,736,426	—	6,736,426
China	—	70,387,964	—	70,387,964
Denmark	—	5,693,583	—	5,693,583
France	—	17,724,175	—	17,724,175
Germany	—	30,355,850	—	30,355,850
Hong Kong	—	6,372,314	—	6,372,314
Italy	—	15,304,319	—	15,304,319
Japan	—	53,456,576	—	53,456,576
Korea	12,312,120	15,075,531	—	27,387,651
Norway	—	9,671,643	—	9,671,643
Singapore	—	13,577,034	—	13,577,034
Spain	—	6,854,660	—	6,854,660
Sweden	5,631,819	5,633,120	—	11,264,939
Switzerland	—	45,311,609	—	45,311,609
Taiwan	—	15,084,016	—	15,084,016
United Kingdom	8,866,511	88,981,981	—	97,848,492
All Other Common Stocks(a)	56,329,294	—	—	56,329,294

Total Common Stocks	83,139,744	433,112,929	—	516,252,673

Exchange Traded Funds(a)	3,913,765	—	—	3,913,765

Total	$87,053,509	$433,112,929	$—	$520,166,438

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

4.  Purchases and Sales of Securities.  For the year ended December 31, 2012, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
International Value Fund	$11,240,122	$39,625,811
International Growth Fund	260,823,789	381,694,180

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Hansberger Global Investors, Inc. (“HGI”), a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France, serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
International Value Fund	0.75%
International Growth Fund	0.75%

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

HGI has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	1.10%	1.25%
International Growth Fund	1.00%	1.15%

HGI shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2012, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
International Value Fund	$224,876	$151,769	$73,107	0.75%	0.24%
International Growth Fund	4,165,315	—	4,165,315	0.75%	0.75%
[1]	Contractual management fee waivers are subject to possible recovery until December 31, 2013.

For the year ended December 31, 2012, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Advisor Class
International Value Fund	$2,283	$14,078
International Growth Fund	—	14,686
[2]	Expense reimbursements are subject to possible recovery until December 31, 2013.

No expenses were recovered for any of the Funds during the year ended December 31, 2012 under the terms of the expense limitation agreements.

b.  Distribution Agreement.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, serves as the distributor of the Funds and provides distribution services pursuant to a distribution agreement. Under the distribution agreement, the Funds do not pay NGAM Distribution for its services.

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”), provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2012, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
International Value Fund	$13,512
International Growth Fund	250,433

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended December 31, 2012, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows.

	Sub-Transfer Agent Fees
Fund	Institutional Class	Advisor Class
International Value Fund	$131	$9,695
International Growth Fund	15,879	4,828

As of December 31, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

	Reimbursements of Sub-Transfer Agent Fees
Fund	Institutional Class	Advisor Class
International Value Fund	$2	$120
International Growth Fund	45	56

e.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

Effective January 1, 2013, the Chairperson of the Board will receive a retainer fee at the annual rate of $285,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $115,000. In addition, each committee chairman will receive an additional retainer fee at an annual rate of $17,500, and each Audit Committee member will be compensated $6,000 for each Committee meeting that he or she will attend in person and $3,000 for each meeting that he or she will attend telephonically. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

6.  Class-Specific Expenses.  For the year ended December 31, 2012, class-specific transfer agent fees and expenses (including sub-transfer agent fees) for each Fund were as follows:

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Advisor Class
International Value Fund	$2,283	$36,235
International Growth Fund	24,261	28,170

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the year ended December 31, 2012, neither Fund had borrowings under these agreements.

8.  Payable to Custodian Bank.  The Funds’ custodian bank, State Street Bank, provides overdraft protection to the Funds in the event of a cash shortfall. Cash overdrafts bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. At December 31, 2012, each Fund had payables to the custodian bank for overdrafts and incurred interest in connection with these overdrafts as follows:

Fund	Payable to Custodian Bank	Interest Incurred on Overdrafts
International Value Fund	$789,468	$46
International Growth Fund	367,077	88

Interest expense incurred for the year ended December 31, 2012 is reflected on the Statements of Operations.

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Funds’ investments in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

10.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2012, amounts rebated under these agreements were as follows:

Fund	Rebates
International Value Fund	$73
International Growth Fund	48

11.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2012, based on management’s evaluation of the shareholder account base, certain Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of > 5% Shareholders	Percentage of Ownership
International Value Fund	2	48.47%
International Growth Fund	3	32.46%

Omnibus accounts for which NGAM believes the intermediary has discretion over the underlying shareholder accounts are included in the table above. For other omnibus accounts, the Funds may not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
International Value Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	48,179	$374,704	377,832	$3,489,036
Issued in connection with the reinvestment of distributions	36,605	305,653	77,571	551,395
Redeemed	(75,353)	(585,004)	(370,154)	(3,371,164)

Net change	9,431	$95,353	85,249	$669,267

Advisor Class
Issued from the sale of shares	448,344	$3,500,787	1,723,589	$15,054,333
Issued in connection with the reinvestment of distributions	23,252	193,922	107,668	769,015
Redeemed	(1,781,391)	(13,848,607)	(6,568,601)	(50,264,412)

Net change	(1,309,795)	$(10,153,898)	(4,737,344)	$(34,441,064)

Increase (decrease) from capital share transactions	(1,300,364)	$(10,058,545)	(4,652,095)	$(33,771,797)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2012

	Year Ended December 31, 2012		Year Ended December 31, 2011
International Growth Fund	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	1,540,482	$22,128,571	10,871,748	$157,290,278
Issued in connection with the reinvestment of distributions	343,767	5,252,756	482,699	6,323,360
Redeemed	(10,073,420)	(145,300,294)	(5,998,873)	(84,862,117)
Redeemed in-kind (Note 12)	—	—	(1,205,737)	(16,530,655)

Net change	(8,189,171)	$(117,918,967)	4,149,837	$62,220,866

Advisor Class
Issued from the sale of shares	36,698	$535,779	32,413	$513,867
Issued in connection with the reinvestment of distributions	3,309	50,589	5,452	71,426
Redeemed	(204,526)	(2,948,052)	(169,166)	(2,663,573)

Net change	(164,519)	$(2,361,684)	(131,301)	$(2,078,280)

Increase (decrease) from capital share transactions	(8,353,690)	$(120,280,651)	4,018,536	$60,142,586

13.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Hansberger International Series:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Value Fund and International Growth Fund (each a series of Hansberger International Series) (the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 22, 2013

2012 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2012 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
International Value Fund	100.00%
International Growth Fund	100.00%

Foreign Tax Credit.  For the year ended December 31, 2012, the Funds intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Value Fund	$76,611	$960,738
International Growth Fund	1,065,096	14,026,774

TRUSTEES AND OFFICERS

The tables below provide certain information regarding the trustees and officers of Hansberger International Series (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and are available by calling Hansberger International Series Funds at 1-800-414-6927.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2007 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2007 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

TRUSTEES AND OFFICERS (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Edmond J. English[3] (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[4] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

TRUSTEES AND OFFICERS (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES (continued)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2007 Trustee Since 2007 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2007 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

TRUSTEES AND OFFICERS (continued)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[5] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2007	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[6] (1965)	Trustee Since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[7] (1960)	Trustee Since 2007	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as Chief Executive Officer U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. English was appointed as a trustee effective January 1, 2013.

[4]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

[5]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[6]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[7]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

TRUSTEES AND OFFICERS (continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2007	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Ronald Holt (1968)	Executive Vice President	Since September 2007	President and Chief Executive Officer, January 2007 to present, Hansberger Global Investors, Inc.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since September 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since September 2007	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Holt is not an officer of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox, Mr. Erik R. Sirri, and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/11 – 12/31/11	1/1/12- 12/31/12	1/1/11 – 12/31/11	1/1/12- 12/31/12	1/1/11 – 12/31/11	1/1/12- 12/31/12	1/1/11 – 12/31/11	1/1/12- 12/31/12
Hansberger International Series	$127,800	$85,504	$142	$117	$22,410	$22,740	$—	$—

1.	Audit-related fees consist of:

2011 & 2012 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2011 & 2012  – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2011 and 2012 were $22,552 and $22,857, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Hansberger Global Investors, Inc. and entities controlling, controlled by or under common control with Hansberger Global Investors, Inc. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/11 – 12/31/11	1/1/12- 12/31/12	1/1/11 – 12/31/11	1/1/12- 12/31/12	1/1/11 – 12/31/11	1/1/12- 12/31/12
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Hansberger Global Investors, Inc. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/11 – 12/31/11	1/1/12- 12/31/12
Control Affiliates	$122,221	$80,600

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).

(a) (2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to

Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger International Series

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2013

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 22, 2013